Supplement to the Prospectus

AAL Variable Product Series Fund, Inc.
dated April 30, 2002

In the AAL Small Cap Stock Portfolio Investment Strategies section, the second sentence in the first paragraph is replaced as follows:

  We focus mainly on the stocks of smaller companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Index and the Russell 2000 Index.

In the AAL Mid Cap Stock Portfolio Investment Strategies section, the second sentence in the first paragraph is replaced as follows:

  We focus mainly on the stocks of mid-sized companies which have market capitalizations similar to those companies included in widely know indices such as the S&P MidCap 400 Index and the Russell MidCap Index.

The date of this Supplement is July 1, 2002.

Please include this supplement with your prospectus